Introduction to IntRAtrain and InspectiTRAC

Who is Russell Associates intRAtrain?

- **Developing your company's talent…**
  - Core competencies - knowledge, skills, behaviors
  - Improving employee productivity, engagement and retention, and reducing safety risk
- **Growing sales** and **income** by…
  - Training, educating and influencing external target audiences
  - Improving customer satisfaction and loyalty
- **Improving** the **effectiveness** and **efficiency** of **training, tools, processes** and **platforms** resulting in…
  - Improved ROI and lower cost



Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain inspectiTRAC™

Who is Russell Associates intRAtrain?

Client Solutions include…..

- **Developing training, videos,** and **educational resources**… from 5 to 20-minute eLearning modules to 2-minute refresher training/presentation videos.
- **Product** and **technical knowledge training** for internal and external audiences.
- **Soft skills courses** for blended learning online and in classroom.
- **Safety and Food Safety training courses** for delivery online, onsite, and in classroom.
- **Platforms** for **hosting, delivering, testing,** and **documentation** for all types of training, sales, and marketing resources
- **InspectiTRAC,** a data collection and management system designed to manage safety, food safety and quality and to simplify and streamline your inspections, audits, observations, and permits.

Check out this video to learn more about what we do!

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058


THANK YOU

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Who is Russell Associates intRAtrain?

Our Team includes.....

- Instructional designers
- Graphical designers
- Digital content developers
- Videographers and producers
- Software Developers
- Facilitators and Coaches
- Consultants
- Project Managers

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Who is Russell Associates intRAtrain?

Industries served:

- Ag manufactures
- Ag distributors
- Ag retailers
- Animal health & nutrition manufactures
- Food manufactures



Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain inspectiTRAC™

intRAtrain

inspectiTRAC™

Custom Solutions
Design & Development

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507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain Products & Service

Custom Solution Design


Situational
Assessment
Design
Elements
Delivery
Methods
Tools,
Support

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Products and Services

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Instructional Design Process for eLearning


Menu
Introduction
eLearning Benefits
Module Overview
Definitions
Purpose of eLearning
Key Components of Successful eLe...
Audio, Text, and Visuals
Navigation
Interactivity
Exercises
Drag-and-Drop Exercises
Matching Terms
Small Icons
Word Matching
Sequencing Exercises
Drag and Drop
Hotspot Exercises
Hotspot Exercises
Exercise Feedback
Exercise Frequency and Content
Video
Scenarios
Simulations
Resources
Conclusion & Final Test
Final Test
eLearning Components
Resources
eLEARNING COMPONENTS
eLearning advantages for companies and individuals:
• Complicated subjects clearly presented
• Engaging
• Self-paced
Saves Resources by 50%
25-60 % More Retention
Saves Up to 60% of Time
Click on the statistics above to learn more.

https://source.intratrain.com/RussellAssociates/Custom/eLearningComponents/story.html

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain Products & Service *(How do we serve customers?)*



- **Digital Media** & **Materials…** for Lunch ‘n’ Learns, Ag distributor and retail staff training , Trade shows and events
- **Mp3 Audio Podcasts for i**nforming and influencing, training, reinforcing
- **Smart Phone** and **Tablet Based Sales Apps** and **Tools…** **for** In-field sales problem solving and In-field sales customer proposals, performance comparisons, and product presentations
- **Consulting Services** include employee and customer satisfaction surveys, assessments of knowledge and skills and salesforce structure and alignment; compensation and incentives
- **Live** and **Virtual Class/Workshop Facilitation**

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain Products & Service *(How do we serve customers?)*

IntRAtrain landing pages; hosting and document management platforms: designed to easily, effectively, and efficiently….

- Engage
- Manage
- Host
- Assign
- Deliver
- Test
- Track
- Observe skills
- Reporting
- Certification



On-Line University
Create a Class

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507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain

inspectiTRAC™

intRAtrain Safety and Food Safety

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Why intRAtrain Safety Training?



intRAtrain inspectiTRAC™

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

What is intRAtrain Safety Training?

- A library of general safety training courses focusing on employee health and safety performance influencing employee actions, behaviors, and practices to reduce accidents and incidents.
- intRAtrain Safety Essentials contains content made for Animal Health and Nutrition, Agriculture and Food and supporting industries
- intRAtrain ELB Safety Courses is a broader scope library, courses were developed for general industry and are being used by agricultural companies.

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

What is intRAtrain Food Safety?

A library of training courses

- Focusing on employee food safety & security, cleaning & sanitation, HACCP, and GMP's
- Influencing employee actions, behaviors, and practices to improve product quality and to reduce food safety and quality issues and product recalls

Courses are delivered via the intRAtrain LMS

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

What is intRAtrain Food Safety?

- **Courses Include:**
  - GMPs- Hygiene, Work Habits, Personal Conduct
  - Food Safety and Security
  - Cleaning and Sanitation
  - Food Defense
    - Production
    - Employees

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain

inspectiTRAC™

intRAtrain Safety and Food Safety Management System

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

SMS

- Document Hosting
- Safety Training
- Learning Management System
- Incentives
- Audits, Inspections & Observations
- Corrective Action Management

Click to learn more -https://www.youtube.com/watch?v=J7fzbYUML7M&t=5s

KEYS OF SAFETY

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain inspectiTRAC™

intRAtrain Products & Service *(How do we serve customers?)*

InspectiTRAC - an enterprise management system for inspections, audits, observations, permits:

- Automates and mobilizes the process of data collection, evaluation, transfer, reporting, corrective actions, permitting.
- Designed for a wide range of businesses and industries.
- Adaptable to safety, quality, food safety, maintenance applications.
- Collects data via device installed and/or mobile/web application.


inspectiTRAC™

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain

inspectiTRAC™

intRAtrain
Blended Learning Solutions

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain Products & Service *(How do we serve customers?)*

Soft Skills Training powered by Chart Learning Solutions

- Sales Cycle Management
- Sales Self Management
- Leadership Development
- Customer Service Cycle Management
- Customer Service Self Management
- Time & Territory Management
- High-Performance Team Building
- Onboarding
- Practical Coaching & Employee Development

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain Products & Service *(How do we serve customers?)*

Soft Skills Training powered by Chart Learning Solutions:

- Multiple curriculums 100% focused on soft skills
- Performance Assurance System™
- Flexible delivery
- Coaching
- Application Activities for each lesson
- Fully customizable

Click to learn more - https://www.youtube.com/watch?v=TaKdDSzpGpE&t=3s

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Performance Assurance System™


Assessment
Learning Prioritization
Personal Mastery
Learning Prioritization
Quizzes/ Games
Application Activities
Learning Community Interaction
Acountability

Assessment	Learning Prioritization	Personal Mastery	Acountability
What am I good at and what do I want to improve?	• Mandatory training • Assigned individual improvement areas	How do I convert knowledge into skills?	Have I achieved my objectives?

OUTPUT

Assessment	Learning Prioritization	Personal Mastery	Acountability
Skill inventory mapped to core competencies, before & after measures	• *Goal Action Planner* • *Customized curriculum*	*Skill Mastery*	• *Performance Improvement* • *Measurable results against assessment* • *Sustained Results*

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain inspectiTRAC™

intRAtrain

inspectiTRAC™

Demonstration of Client Solutions

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Training Products and Services

Click each to learn more.

- Training Products and Services Full
- Positioning Products in Target Markets
- Improving Product & Technical Knowledge
- Developing Soft Skills & Technical Skills
- Understanding Compliance / Regulatory Requirements
- Full Series



intRAtrain
Understanding Compliance/
Regulatory Requirements

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Soft Skills Blended Learning Solutions


Field-tested
accountability
system ensures all
learners achieve
personal mastery

Click to learn more - https://www.youtube.com/watch?v=TaKdDSzpGpE&t=3s

Training and platform for manufactures, distributors, ag retailers, vet cloinics: sales, customer service, leadership, team building, key account management.

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain Hosting & Delivery Platforms

- intRAtrain LMS Business Needs –
- intRAtrain LMS Features Overview –
- intRAtrain Hosting – Training
- intRAtrain Hosting - Marketing

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Crop Inputs products


Plant Growth Regulators
Rhizobia Inoculants
to spur growth while Rhizobia inoculants provide environmentally

- 20 + modules and hosting & delivery platform for training 50 + distributor sales & tech reps, 1,500 + agronomy retail salespeople operators, applicators, managers. CCA credits tracking and submission.

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

BioSciences manufacturer



BIORATIONAL ACADEMY
MYCORRHIZAL FUNGI 101
Mycorrhizal Fungi and Roots
• Network of hyphae extend from the root system
• Hyphae can reach water and nutrients outside the root absorption area, which is called the "depletion zone"
©2021 Valent BioSciences LLC

- 20 + modules and platform for training US and International partners, distributor sales reps, agronomy retailers.

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

BioSciences manufacturer


BIORATIONAL
ACADEMY
Valent BioSciences and the Benefits of Biorationals
At Valent BioSciences LLC, we are on a mission to reimagine agriculture and public health through the power of fermentation and microbiology
We are a worldwide leader in the research, development, and commercialization of biorational products. A wholly owned subsidiary of Sumitomo Chemical Co., Ltd., we are renowned for our innovation, best-in-class manufacturing quality, and product performance and consistency.
Valent BioSciences offers a broad portfolio of bioinsecticides, biofungicides, bionematicides, mycorrhizal fungi, and plant growth regulators. These products are manufactured using proprietary fermentation processes and post-fermentation product recovery techniques that have been perfected for more than 50 years.
To better educate the industry about the numerous benefits of these sustainable products and technologies, we have created the Valent BioSciences Biorational Academy.
WATCH
INTRODUCTION
MODULE

- 20 + modules and platform for training US and International partners, distributor sales reps, agronomy retailers.

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Crop inputs products blender and distributor


WinField® United Clinics for Owners and Growers
Learn and Earn
WINFIELD UNITED

- Over 50 modules for training 2,000 + agronomy retail sales, operators, applicators.

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Crop protection manufacturer


BAYER
DELARO
Welcome to this training module on Delaro® provided to you by Bayer® Crop Science.
• The training will take approximately 20-30 minutes to complete.
• This training is worth .5 CEU credits towards the Certified Crop Advisor certification.
• Upon completion of the module, you will be required to fill out a form to receive your CEU credit (as applicable).

- 20 + modules and platform for training 700 + sales reps; 100's of distributor reps; 1,500 + agronomy retail sales, managers, employees.

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Crop protection manufacturer


BAYER
CORN
& SOYBEAN
Fungicide
Solutions
FROM
BAYER
Section One
How Fungicides Work
Benefits of Adding a Fungicide Program
DELARO
STRATEGO YLD
Section Two
Fungicide Products from Bayer
Competitive Products
Click Next (>) to Continue...

- 20 + modules and platform for training 700 + sales reps; 100’s of distributor reps; 1,500 + agronomy retail sales, managers, employees.

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Vegetation management company


VMLEARN
by Nutrien
Home
Vegetation Management
Aquatics
Forestry
NutrienVM
Welcome
VMLEARN
VMLearn provides Nutrien Solutions customers with trainings and educational resources for the vegetation management industry.
Vegetation Management
These resources are designed for vegetation managers in the roadside, utility, noxious weed and invasive species fields.
Learning Opportunities
Supporting Documents
Other Resources
Aquatics
These resources are designed for vegetation managers working in aquatic plant managment.
Learning Opportunities
Supporting Documents
Other Resources
Forestry
These resources are designed for vegetation managers working in forestry.
Learning Opportunities
Supporting Documents
Other Resources
NutrienVM
These resources are designed for active NutrienVM users.
NVM Training
Resources
Other Resources

- Training modules and documents for training 100’s of contractors, prof applicators. Documenting formulas, application records, PCA credits tracked.

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Fertilizer Systems Manufacturer


SACKETT
WACONIA
PROCESS
TERMINAL
RECEIVING
BLENDING

- Cideos for company intro, products & systems marketing education videos

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Soft Skills Blended Learning Solutions


Field-tested
accountability
system ensures all
learners achieve
personal mastery

- Training and platform for manufactures, distributors, ag retailers, suppliers: sales, customer service, leadership, team building, key account management.

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Engineering Management



LIFE CYCLE INSTITUTE
MAINTENANCE, REPAIR, AND OPERATIONS
Design Features
eMRO is an online training toolkit that enables personnel to manage the storeroom in a way that balances the needs of operations, right-sizes the inventory and reduces carrying costs.
Click on a design feature to learn more about eMRO!
Challenges
Learning objectives
Gap analysis & action plans
Engaging graphics
Immersive experience
Practice
Real World Scenarios
Critical success factors
Resources & job aids

- Maintenance, Repair and Operations Training

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

Instructional Design Process for eLearning

- Instructional design for eLearning used for individual learning and eLearning used in classroom blended learning environment.
- intRAtrain completed an interactive module on eLearning design elements.


ELEARNING
COMPONENTS
MODULE OVERVIEW
CLICKABLE
CLICKABLE
Scenarios
Simulations
Video
Resources

Click the laptop to see a demo!

Contact Us!
507.665.6266
sales@intRAtrain.com
229 South Main Street
Le Sueur, MN 56058

intRAtrain inspectiTRAC™